January 15, 2025
Sezzle Provides Update to 2024 Guidance Ahead of Investor Conference

Sezzle Inc. (NASDAQ:SEZL) (Sezzle or Company) // Purpose-driven digital payment platform, Sezzle, is pleased to provide updated guidance for FY2024 ahead of its attendance at the 27th Annual Needham Growth Conference on January 16, 2025. The Company anticipates exceeding 2024 revenue and income guidance provided in conjunction with its third-quarter 2024 earnings release.

“Exceptional holiday demand and the effective execution of our strategic initiatives fueled our fourth-quarter outperformance, and gives us confidence that we will exceed our prior 2024 guidance,” stated Charlie Youakim, Sezzle Chairman and CEO. “We’re encouraged by these positive trends, with credit losses aligning with expectations. We look forward to sharing our fiscal 2024 results at the end of February.”

	2023 Actual	Prior 2024 Guidance	FY2024 Projections
Total Revenue	$159.4M	55% Growth	Exceed
Total Revenue Less Transaction Related Costs as a % of Total Revenue[1]	50.8%	55.0%	Meet
Net Income	$7.1M	$71.5M	Exceed
Net Income Per Diluted Share	$1.25	$12.05	Exceed
Adjusted Net Income[2]	$5.6M	$58.0M	Exceed
Adjusted Net Income[2] Per Diluted Share	$0.99	$9.80	Exceed

The foregoing is based on the Company’s internal financial statements that have not been subject to audit or review by any third party. FY2024 financial results remain subject to standard year-end closing
1 Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. See Appendix for reconciliation.
2 Adjusted Net Income is a non-GAAP financial measure. See Appendix for reconciliation.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

procedures, including final adjustments and audit by the Company’s independent registered public accounting firm. The Company will publish audited financial statements for FY2024 when it files its Annual Report on Form 10-K for the fiscal year 2024, which the Company anticipates filing at the end of February 2025.

Appendix
Reconciliation of Operating Income to Total Revenue Less Transaction Related Costs

For the twelve months ended
(in $ thousands)	December 31, 2023
Operating income	$22,200
Personnel	46,374
Third-party technology and data	7,816
Marketing, advertising, and tradeshows	11,984
General and administrative	8,588
Net interest expense	(15,968)
Total revenue less transaction related costs	$80,994

Reconciliation of Net Income to Adjusted Net Income and Adjusted Net Income per Diluted Share

For the twelve months ended
(in $ thousands, except per share amounts)	December 31, 2023
Net income	$7,098
Fair value adjustment on warrants	456
Other (income) expenses, net	(1,933)
Adjusted net income	$5,621
Diluted weighted-average shares outstanding	5,679
Adjusted net income per diluted share	$0.99

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

Contact Information

Lee Brading, CFA Investor Relations +1 651 240 6001 InvestorRelations@sezzle.com	Erin Foran Media Enquiries +1 651 403 2184 Erin.Foran@sezzle.com

About Sezzle Inc.
Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom.

For more information visit sezzle.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations, whether stated or implied, regarding our financing plans and other future events.

Forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; impact of macro-economic conditions on consumer spending; our ability to increase

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

our merchant network, our base of consumers and underlying merchant sales (UMS); our ability to effectively manage growth, sustain our growth rate and maintain our market share; our ability to maintain adequate access to capital in order to meet the capital requirements of our business; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of our platform by our merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the international markets in which we operate; our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; our ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; and our ability to achieve our public benefit purpose and maintain our B Corporation certification. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read the “Risk Factors” section contained in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, and the Company's subsequent filings with the U.S. Securities and Exchange Commission, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Non-GAAP Financial Measures
To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non-GAAP financial measures: Total revenue less transaction related costs; adjusted net income (loss); and adjusted net income (loss) per diluted share. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:
•Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non-recurring charges as detailed in the

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

reconciliation table of GAAP operating income to non-GAAP total revenue less transaction related costs above. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform.
•Adjusted net income (loss) is defined as GAAP net income, adjusted for certain charges including the release of our deferred tax asset valuation allowance, fair value adjustments on warrants, losses on the extinguishment of our lines of credit, and other income and expense, as detailed in the reconciliation table of GAAP net income to adjusted net income (loss). We believe that this financial measure is useful for period-to-period comparisons of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
•Adjusted net income (loss) per diluted share is defined as non-GAAP adjusted net income (loss) divided by GAAP weighted-average diluted shares outstanding. We believe that this financial measure is a useful measure for period-to-period comparisons of shareholder return by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:
•Total revenue less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
•Adjusted net income (loss and adjusted net income (loss) per diluted share excludes certain charges such as losses on the extinguishment of our lines of credit, fair value adjustments on our

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402

warrants, other income and expense, and the release of our deferred tax asset valuation allowance which have been, and may be in the future, recurring GAAP expenses.
•Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
•These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
•Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
•Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.
Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Sezzle Inc. (NASDAQ:SEZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402